EXECUTION COPY


                AMENDED AND RESTATED SOURCE CODE ESCROW AGREEMENT

This Amended and Restated Agreement dated as of December 8, 2004 (this "Agreement") is entered into by Gaming & Entertainment Group, Inc., a Utah corporation ("Licensor"), located at 6757 Spencer Street, Las Vegas, Nevada 89119 ("GET USA") and Gaming and Entertainment Technology, PTY Limited ACN091 098985, of Level 24 Plaza II, 500 Oxford Street, Bondi Junction, New South Wales, Australia ("GET Systems"), and with GET USA, collectively, ("Licensor"), Cantor G & W (Nevada), L.P., a Nevada limited partnership, the designee of GEG Holdings, LLC, a Delaware limited liability company having an address at 135 East 57th Street, New York, New York 10022 ("Licensee"), Zukerman Gore & Brandeis, LLP, located at 875 Third Avenue, New York, New York 10022 ("ZGB") and BMM International Pty Limited of Level 3, 37-41 Prospect Street, Box Hill, Victoria 3128, Australia ("BMM").

Licensor and GEG Holdings, LLC, entered into a Software Development and License Agreement dated as of August 31, 2004 (the "License Agreement") to develop and license certain Software and Intellectual Property. The License Agreement has been amended and restated by an agreement between the Licensee and the Licensor of even date herewith (the "Amended and Restated License Agreement").

To assure the continued availability and usefulness of the Software and Intellectual Property, Licensor established and maintained in escrow with ZGB the Software source code and related documentation by delivering to ZGB a sealed package containing the source code for the most recent version of the Software, the Cantor Casino System, any Deliverable, the Client Sites, the Base Games, the Customizations, Enhancements and/or Modifications, the New Games, any Customer Property and all other information and Documentation that may be necessary to enable the Client to utilize the Cantor Casino System, the Software and the Client Sites (collectively the "Source Materials") together with the certificate signed by an executive officer of the Licensor identifying each item in the package and certifying the completeness and accuracy of the Source Materials (the "Officer's Certificate") which accompanied the Source Materials forwarded to ZGB (collectively, the "Initial Escrow Deposit") pursuant to and upon execution of that certain Source Code Escrow Agreement dated as of August 31, 2004 (the "Initial Escrow Agreement"). This Amended and Restated Source Code Escrow Agreement (the "Agreement") is being entered into by the parties for the purpose of making certain amendments to the Initial Escrow Agreement with the intention that this Agreement will supersede and replace the Escrow Agreement and shall be in full force and effect as of and from the date hereof.

The parties agree as follows:

1     Resignation and appointment of escrow agent

      ZGB shall resign as escrow agent with effect from the date of this Agreement and BMM shall be appointed to act as escrow agent subject to the terms of this Agreement with effect from the date hereof and all references in this Agreement to the "Escrow Agent" shall be references to BMM.


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2     Deposit in Escrow.

      2.1 Within 5 days of the date of the execution of the Amended and Restated License Agreement, ZGB shall deliver to Escrow Agent the Initial Escrow Deposit. Immediately upon receipt of the package, Escrow Agent shall give written notice to Licensee of such receipt.

      2.2 Licensor shall deliver revisions of the Source Materials to Escrow Agent, accompanied by Officer's Certificate, within 30 days of making any material changes to the Source Materials so that the Source Materials in escrow are always up-to-date. At such time as any modifications or revisions to the Source Materials are deposited with Escrow Agent, Licensor shall give written notice of such deposits to Licensee.

      2.3 In addition to Licensor's obligation pursuant to Section 2.2, Licensor shall within 5 business days of the date of this Agreement deliver to the Escrow Agent suitable back-up media containing all development and other work performed in relation to the Source Materials since the date of the Initial Escrow Agreement and shall on the last day of each month deliver to the Escrow Agent suitable back-up media containing back-up copies of all development, revisions and other work performed by the Licensor in connection with the Source Materials in the previous month. The Licensee acknowledges that such back-up media may contain source code relating to the Central Server Software, the email accounts of employees of the Licensor and other data to which the Licensee would not be entitled to have access upon the occurrence of a release event in accordance with Section 3. On the occurrence of a release event in accordance with Section 3, the Escrow Agent shall extract from the back-up media and release to the Licensee those parts of the back-up media which relate to the Source Materials.

      2.4   The Licensor shall:

            (a) at all times while this Agreement is in full force and effect deliver to Escrow Agent a replacement copy of the Source Materials no later than within 12 months of the last delivery to ensure the integrity of the Source Materials media, or such earlier time(s) as may be required by the Escrow Agent;

            (b) deliver a replacement copy of the Source Materials to Escrow Agent within 14 days of receipt of a notice served upon it by Escrow Agent under the provisions of Section 5.11;

            (c) deliver with each deposit of the Source Materials (other than pursuant to Section 2.3) any of the following technical information (where applicable):

                  (i) documentation describing the procedures for building, compiling and installing the software, including names and versions of the development tools;


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                  (ii)  name and contact details of employees with knowledge of how to maintain and support the Source Materials.

      2.5 Escrow Agent shall acknowledge receipt of all revisions of or additions to the Source Materials by sending written acknowledgment thereof to both Licensor and Licensee.

      2.6 Licensee shall have the absolute right, at any time or times, to verify all Source Materials delivered to Escrow Agent, including but not limited to by having third parties verify, and Licensor shall fully cooperate in connection therewith.


      2.7   The Licensor warrants:

            (a)   that the Source Materials lodged under Sections 2.1, 2.2 and
                  2.4 (but not under Section 2.3) shall contain all information in human-readable form (except for any third party object codes) and on suitable media to enable a reasonably skilled programmer or analyst to understand, maintain, modify and correct the Source Materials; and

            (b) that in respect of any third party object code that the Licensor at its option or at the request of the Licensee, deposits with Escrow Agent under this Agreement in conjunction with the Source Materials, that it has full right and authority to do so.

3     Release From Escrow.

      3.1 Escrow Agent shall have seven days following receipt of an affidavit (the "Affidavit") from Licensee sent in accordance with the provisions of Section 10.0 below, which Affidavit states that one of the events set forth in Section 3.2 has occurred, to release and deliver to Licensee:

            (a) the most recent formal release of the Source Materials lodged with the Escrow Agent pursuant to Sections 2,1, 2.2 and 2.4; and

            (b) those parts of the back-up media lodged with the Escrow Agent pursuant to Section 2.3 that relate to the Source Materials,

            at which time, Licensee shall have the unequivocal and irrevocable and perpetual exclusive right to exploit all of the Source Materials throughout the world in accordance with the terms of the Amended and Restated License Agreement and subject to Licensee's payment obligations under the Amended and Restated License Agreement.


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      3.2   Any Affidavit, to be effective hereunder to cause Escrow Agent to release the Source Materials in accordance with the provisions of
            Section 3.1 shall state one of the following events:

            (a) Licensor has breached the Amended and Restated License Agreement and has failed to remedy such breach within thirty
                  (30) days' notice thereof (provided that there shall be no cure period in the event of a breach of Section 4.3 thereof) or terminated the Amended and Restated License Agreement, or any provision thereof, or has ceased to support and maintain the Cantor Casino Systems, or any aspect or component thereof, for Licensee whether due to its ceasing to conduct business generally or otherwise, PROVIDED THAT the Licensor ceasing to support and maintain the Cantor Casino System shall not be an event causing the release of the Source Materials if it is as a result of the Licensee not meeting the reasonable actual or estimated expenses of the Licensor in accordance with the terms of the Amended and Restated License Agreement in relation to the provision of such support and maintenance services or the Licensee terminating its requirement for such ongoing support and maintenance services in respect of any component of the Cantor Casino System in either case in circumstances where the Licensor is not in breach of the Amended and Restated License Agreement or the Facility; or

            (b) Licensor has attempted to assign, transfer, delegate or subcontract, or has assigned, transferred, delegated subcontracted, its support and maintenance obligations under the Amended and Restated License Agreement, or any duty with respect thereto, without the prior written consent of Licensee; or

            (c) Licensor makes the Source Materials available to other licensees without the prior agreement of the Licensee except pursuant to and in accordance with the Venetian Agreement; or

            (d) Licensor fails to make timely payments of fees and other costs required under this Agreement;

            (e) Licensor is sold or enters into a contract for its sale or the sale of substantially all or all of its assets, including the Source Materials, to a company or other entity that is not an associate of Licensee without Licensee's prior written consent;

            (f) Licensor has breached any of the provisions of the agreements contemplated by the Facility; or

            (g) The failure to deliver any Officer's Certificate or any Officer's Certificate is false or misleading or incorrect as of the date given.

            (h)   Licensor has made an assignment for the benefit of creditors;
                  or


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            (i)   Licensor institutes or becomes subject to a liquidation or bankruptcy proceeding of any kind; or

            (j) A receiver or similar officer has been appointed to take charge of all or part of Licensor's assets.

      3.3 Licensee shall simultaneously with the sending of the Affidavit to Escrow Agent send a copy of the Affidavit to Licensor in the same manner in which it sent the Affidavit to the Escrow Agent.

4     Ownership of Source Material.

      4.1 The tangible medium comprising the escrowed Source Materials, but not the source code or technical specifications and other information embodied in such tangible media, shall be in the possession of Escrow Agent as soon as such material is received by Escrow Agent and at all times until the Source Materials are otherwise released and delivered as set forth in Section 3.1 above.

      4.2 Escrow Agent, Licensor, and Licensee recognize and acknowledge that ownership of the Source Materials itself shall remain the sole and exclusive proprietary property of Licensor at all times and that nothing in this Agreement shall be interpreted to deprive Licensor of any right, title or interest in or to the Source Materials.

      4.3 It is expressly understood and agreed that Licensee's right to obtain the Source Materials from escrow is subject to the use limitations described in the Amended and Restated License Agreement and that Licensee shall have no right or claim to Licensor's proprietary rights in the Source Materials; provided, however, that notwithstanding anything set forth upon the Amended and Restated License Agreement to the contrary, the Intellectual Property Rights of any nature whatsoever with respect to any Customization, Enhancements and/or Modifications or developments of any Source Materials (but excluding new Versions) released from Escrow, as between Licensor and Licensee, shall be the sole and exclusive property of Licensee. Licensee shall have the absolute and unfettered right, upon the release from escrow of any Customization, Enhancements and/or Modifications, to continue to develop same (including new Versions) and all other Source Materials, including but not limited to all Software, the Cantor Casino System, any Deliverable, the Client Sites, the Base Games, the New Games and any Customer Property, and Licensor shall be obligated to continue to provide its exclusive development services with respect thereto in accordance with the Amended and Restated License Agreement. In the event that either:

            (i) the Licensor is unable or unwilling to continue to provide such development services to the Licensee; or

            (ii) the Licensee does not request the Licensor to provide such development services or terminates payment of the Site Development Fees in either case where the Licensor is in breach of the Amended and Restated License Agreement or the Facility,


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            while such Customizations, Enhancements and/or Modifications remain in escrow, or at any time after they are released from escrow, the Licensee shall have the right to use and develop the Source Materials and to continue to use and develop the Source Materials and to carry out Customizations, Enhancements and/or Modifications on its own behalf.

      4.4 In the event that for whatever reason, the Licensor has failed to make a deposit with the Escrow Agent in accordance with any one or more of Sections 2.1, 2.2, 2.3 and 2.4 and any of the events listed in Section 3.2 has occurred, the Licensee shall be entitled to enter upon the Licensor's premises or any other premises where back-up copies of development work relating to Source Materials and/or Source Materials are maintained in order to obtain copies of such development work or Source Materials as may be required by the Licensee to give effect to its rights pursuant to this Agreement as if such copies of development work or the Source Materials had been placed in escrow (and Licensee shall have the same rights to all such materials as if they were placed in escrow) provided that the Licensee's use of such copies shall be in accordance with the terms of the Amended and Restated License Agreement and this Agreement.

5     Storage and Security.

      5.1 Escrow Agent will act as custodian of the Source Materials until the escrow is terminated. Escrow Agent shall establish, under its control, a secure receptacle for the purpose of storing the Source Materials.

      5.2 The Source Materials deposited with Escrow Agent by Licensor pursuant to this Escrow Agreement shall remain the exclusive property of the Licensor, except as otherwise provided in Section 3.

      5.3   Except as provided in this Agreement, Escrow Agent agrees that:

            (a) It shall not divulge, disclose or otherwise make available to any parties other than Licensor or Licensee, or make any use whatsoever, of the Source Materials; and

            (b) It shall not permit any person access to the Source Materials, except as may be necessary for Escrow Agent's authorized representatives to perform its functions under this Agreement.

      5.4 Escrow Agent shall have no obligation or responsibility to verify or determine that the Source Materials deposited with Escrow Agent by Licensor do, in fact, consist of those items which Licensor is obligated to deliver under any agreement, and Escrow Agent shall bear no responsibility whatsoever to determine the existence, relevance, completeness, currency, or accuracy of the Source Materials.


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      5.5   Subject to Sections 5.8, 5,9 and 5.10, Escrow Agent's sole responsibility shall be to accept, store and deliver the Source Materials deposited with it by Licensor, in accordance with the terms and conditions of this Agreement.

      5.6 If any of the Source Materials held in escrow by Escrow Agent shall be attached, garnished or levied upon pursuant to an order of court, or the delivery thereof shall be stayed or enjoined by an order of court, or any other order, judgment or decree shall be made or entered by any court affecting the Source Materials or any part thereof of any act of Escrow Agent, Escrow Agent is hereby expressly authorized in its sole discretion to obey and comply with all orders, judgments or decrees so entered or issued by any court, without the necessity of inquiring whether such court had jurisdiction, and in case Escrow Agent obeys or complies with any such order, judgment or decree, Escrow Agent shall not be liable to Licensee, Licensor or any third party by reason of such compliance, notwithstanding that such order, judgment or decree may subsequently be reversed, modified or vacated.

      5.7 If conflicting or adverse claims or demands are made or notices served upon the Escrow Agent with respect to the Source Materials, including but not limited to their release, each of Licensor and Licensee agrees that the Escrow Agent shall be entitled to refuse to comply with any such claim or demand and to withhold and stop all further performance of this escrow so long as such disagreement shall continue. In so doing, the Escrow Agent shall not be or become liable for damages, losses, expenses or interest to Licensor or Licensee or any other person for its failure to comply with such conflicting or adverse demands. The Escrow Agent shall be entitled to continue to so refrain and refuse to so act until: (a) the rights of Licensor and Licensee have been finally adjudicated in a court assuming and having jurisdiction and venue over the parties and/or the documents, instruments or funds involved herein or affected hereby; and/or (b) the Escrow Agent shall have received an executed copy of a dispositive settlement agreement or other written agreement or instructions to which Licensor and Licensee and all other adverse claimants, if any, are parties and signatories. The Escrow Agent also may elect to commence an interpleader or other action for declaratory judgment for the purpose of having the respective rights of the claimants adjudicated, and may deposit with a court the Source Materials held hereunder pursuant to this Agreement; and if it so commences such an action and deposits the Source Materials, the Escrow Agent shall be relieved and discharged from any further duties and obligations under this Agreement.

      5.8 Upon the Source Materials being lodged with Escrow Agent, Escrow Agent shall apply its Integrity Testing to the Material provided that the Escrow Agent shall not perform Integrity Testing in respect of any back-up media lodged pursuant to clause 2.3 unless requested by the Licensee and at the Licensee's cost. For the purposes of this Agreement, "Integrity Testing" means the collection and integrity testing of the Source Materials at the Licensors premises to ensure that the Source Materials are virus free, accessible and of the expected type.


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      5.9   In addition to and not in lieu of the Licensee's rights pursuant to
            Section 2.6 above, the Licensee shall be entitled to require Escrow Agent to carry out a Full Verification. Escrow Agent's prevailing fees and charges for the provision of the Full Verification and all reasonable expenses incurred by Escrow Agent in carrying out the Full Verification, shall be payable by the Licensee, save that if in the reasonable opinion of the Escrow Agent based on the relevant test report(s), the Source Materials are substantially defective or incomplete in content, Escrow Agent's fees charges and expenses in relation to the Full Verification shall be paid by the Licensor. For the purposes of this Agreement, "Full Verification" means testing to ensure that the Source Materials are correct, complete and can be proved to build the Software. Such testing will include building the source code, with the full co-operation of the Licensor, into the Software followed by thorough testing, with the assistance of the Licensee, to ensure that it is correct. The Escrow Agent will then produce a report of the build and testing process for distribution to the Licensee and Licensor.

      5.10 Should the Source Materials deposited fail to satisfy Escrow Agent's Integrity Testing or Full Verification tests under Sections 5.8 or 5.9, the Licensor shall within 14 days of the receipt of the notice of test failure from Escrow Agent, deposit such new, corrected or revised Source Materials as shall be necessary to ensure its compliance with its warranties and obligations contained in this Agreement. If the Licensor fails to make such deposit of the new, corrected or revised Source Materials, Escrow Agent will issue a report to the Licensee detailing the problems with the Source Materials as revealed by the relevant tests.

      5.11 Escrow Agent shall notify the Licensor and the Licensee if it becomes aware at any time during the term of this Agreement that the copy of the Source Materials held by it has been lost, damaged or destroyed.

      5.12 Escrow Agent may appoint agents, contractors or sub-contractors as it deems fit to carry out the Integrity Testing and the Full Verification and Escrow Agent shall ensure that such agents, contractors or sub-contractors are bound by the same confidentiality obligations as are contained in Section 5.3.

      5.13 Escrow Agent shall have the right to make such copies of the Source Materials as may be necessary solely for the purposes of this Agreement and all such copies shall be destroyed following termination of this Agreement or returned to the Licensor at its request.

      5.14 The Intellectual Property Rights in the Integrity Testing report and any Full Verification report shall remain vested in Escrow Agent. The Licensor and the Licensee shall each be granted a non-exclusive non-transferable right and licence to use such report for the purposes of this Agreement and their own internal purposes only.


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6     Termination. Licensee and Licensor may terminate this Agreement by mutual written agreement, giving 30 days notice to Escrow Agent. This Agreement may also be terminated in accordance with the terms of Section 5.7, and as to only the Escrow Agent in accordance with Section 12.0; it being understood that any release and delivery of the Source Material by the Escrow Agent pursuant to Section 3.1 hereof shall not result in a termination of this Agreement.

7 Good Faith Reliance. Escrow Agent shall act in good faith reliance upon any instruction, instrument, or signature believed in good faith to be genuine and may assume that any person purported to give any writing, notice, respect, advice, or instruction in connection with or relating to this Agreement has been duly authorized to do so.

8 Status of Escrow Agreement; Fees. The Escrow Agent is acting under this Agreement as a stakeholder only and, subject to the penultimate sentence of this Section 8.0, shall be considered an independent contractor with respect to Licensor and Licensee. No term or provision of this Agreement is intended to create, nor shall any such term or provision be deemed to have created, any principal-agent, trust, joint venture, partnership, debtor-creditor or attorney-client relationship between or among the Escrow Agent and Licensor or Licensee. To the extent any beneficiary under this Agreement, including but not limited to Licensee, is or has been represented by the Escrow Agent, such beneficiary including Licensee hereby waives any conflict of interest and irrevocably authorizes and directs the Escrow Agent to carry out the terms and provisions of this Agreement fairly as to all parties, without regard to any such representation and irrespective of the impact upon Licensee. The Escrow Agent's only duties are those expressly set forth in this Agreement, and each of Licensor and Licensee authorizes the Escrow Agent to perform those duties in accordance with its usual practices with respect to escrows. The Escrow Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Agreement and applicable law, or perform any of its duties under this Agreement by or through its partners, employees, attorneys, agents or designees. Escrow Agent shall be entitled to reasonable compensation for performance of its duties hereunder and for establishment of the escrow described herein and Licensor and Licensee shall pay 50% each of the costs to establish and maintain the escrow described herein in accordance with the fee schedule attached to this Agreement.

9 Exculpation and Indemnification. The Escrow Agent and its designees, and each of their respective partners, members, employees, attorneys and agents, shall not incur any liability whatsoever for the investment or disposition of the Source Materials or the taking of any other action in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), or for any act or omission of any other person engaged by the Escrow Agent in connection with this Agreement other than those attributable to the gross negligence or willful misconduct as finally determined pursuant to applicable law by a court or governmental authority having jurisdiction; and each of Licensor and Licensee hereby irrevocably waives any and all claims and actions whatsoever against the Escrow Agent and its designees, and each of their respective partners, members, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances other than those of gross negligence or willful misconduct as finally determined pursuant to applicable law by a court or governmental authority having jurisdiction. Furthermore, the Escrow Agent and its designees, and each of their


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      respective partners, members, employees, attorneys and agents, shall not incur any liability (other than for a person's own acts or omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a court or governmental authority having jurisdiction) for other acts and omissions arising out of or related directly or indirectly to this Agreement or the Escrow Funds; and each of Licensor and Licensee hereby expressly waive any and all claims and actions (other than those attributable to a person's own acts or omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a court or governmental authority having jurisdiction) against the Escrow Agent and its designees, and each of their respective partners, members, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances. Without prejudice to the generality of the foregoing the Escrow Agent's total liability in respect of all claims arising under or by virtue of this Agreement or in connection with the performance or contemplated performance of this Agreement, shall not exceed the sum of (pound)500,000, and Escrow Agent shall not be liable to the Licensor and/or the Licensee for any indirect or consequential loss or damage whether for loss of profit, loss of business, depletion of goodwill or otherwise whatsoever or howsoever caused which arise out of or in connection with this Agreement even if such loss was reasonably foreseeable or Escrow Agent had been advised of the possibility of incurring the same by the Licensor, the Licensee or any third party.

      The Escrow Agent and its designees, and each of their respective partners, members, employees, attorneys and agents, shall be indemnified, reimbursed and held harmless, jointly and severally, by Licensor and Licensee from and against any and all claims, liabilities, losses and expenses (including, without limitation, the disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, or any of their respective partners, members, employees, attorneys or agents, arising out of or based upon any act or omission by the Escrow Agent, except such as are occasioned by the indemnified person's own acts and omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a court or governmental authority having jurisdiction. The indemnification provisions of this
      Section 9 shall survive the termination of this Agreement.

10 Notice. Any notice, request, demand or other communication permitted or required to be given hereunder shall be in writing, and if sent to Licensor, and Licensee or, the Escrow Agent at the address set forth above (in the case of the Licensee, to the attention of Stephen M. Merkel, Esq., General Counsel, with a copy simultaneously by like means to Zukerman Gore & Brandeis, LLP, 875 Third Avenue, New York, New York 10022, in the case of the Licensor, to the attention of the Chief Executive Officer, and in the case of the Escrow Agent, to the attention of James Sargeant) or at such other address or to such other person as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt, and shall be sent by one of the following means and shall deemed conclusively to have been given: (i) on the first business day following the day timely deposited with Federal Express (or other equivalent national overnight courier) or Australia Post or United States Express Mail, in each case, for overnight delivery, with the cost of delivery prepaid; (ii) when otherwise actually delivered to the addressee by hand or facsimile transmission, or (iii) three (3) business days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return receipt requested.


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11    Governing Law. This Agreement has been executed and delivered in the State of New York and shall be governed by and construed in accordance with the applicable laws pertaining in the State of New York (other than those that would defer to the substantive laws of another jurisdiction). All of the parties hereto irrevocably consent to the jurisdiction and venue of the federal and state courts located in the State of New York, County of New York. Without in any way limiting the preceding choice of law, the parties intend (among other things) to thereby avail themselves of the benefit of
      Section 5-1401 of the General Obligations Law of the State of New York.

12 Resignation. The Escrow Agent may resign by giving written notice to each of Licensor and Licensee, in which case, Licensor and Licensee may jointly appoint a mutually acceptable successor Escrow Agent. If the Licensor and Licensee fail to do so within 15 days, the resigning Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor. The resigning Escrow Agent shall transfer and deliver the Source Code to the successor Escrow Agent, after the expenses and compensation of the resigning Escrow Agent shall have been paid to it, and all of the provisions of this Escrow Agreement shall apply to the successor Escrow Agent as though it had been named therein.

13 Severability. In the event any of the provisions of this Agreement shall be held by a court of competent jurisdiction to be contrary to any state or federal law, the remaining provisions of this Agreement will remain in full force and effect.

14 Headings. The headings in this Agreement do not form a part of it, but are for convenience only and shall not limit or affect the meaning of the provisions.

15 Amended and Restated License Agreement Terms; Conflict between Agreements. Capitalized terms not defined in this Agreement shall have the meanings provided in the Amended and Restated License Agreement. However, to the extent this Agreement is in conflict with the Amended and Restated License Agreement, the terms of this Agreement shall prevail. Except to the extent this Agreement incorporates by reference specific sections of or definitions from the Amended and Restated License Agreement, this Agreement constitutes the entire Agreement among the parties, including the subject matter hereof and shall supersede all previous communications, representations, understandings and agreements, either oral or written between the parties, including but not limited to the Initial Escrow Agreement. This Agreement is intended to be and shall be treated as an agreement separate and distinct from the Amended and Restated License Agreement.

16. Waiver. No failure by any party to enforce any provision, condition or requirement hereof shall be deemed to be a waiver hereunder unless it is expressly acknowledged in writing and any such written waiver shall not be a waiver of any other provision, condition or requirement hereof; nor shall any written waiver or any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

17. Counterparts. This Agreement may be executed in any number of original or facsimile counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first written above.


GAMING & ENTERTAINMENT GROUP, INC.  CANTOR G & W (NEVADA), L.P.

/s/ Tibor N. Vertes                          /s/ Lee M. Amaitis
---------------------------------            -----------------------------------
Name Tibor N. Vertes                         Name Lee M. Amaitis
     ----------------------------                 ------------------------------
Title Chief Executive Officer                Title President
      ---------------------------                 ------------------------------
Date 12/8/04                                 Date 12/8/04
     ----------------------------                 ------------------------------

Notice Address: 6757 Spencer St.             Notice Address:135 East 57th Street
              -------------------                          ---------------------
              Las Vegas, NV 89119                           New York, NY 10022
              -------------------                          ---------------------


Attn: Gregory L. Hrncir                      Attn: Stephen M. Merkel, Esq.
      ---------------------------                 ------------------------------
Facsimile No. 702-407-2472                   Facsimile No. 212-829-4708
              -------------------                         ----------------------







               [AMENDED AND RESTATED SOURCE CODE ESCROW AGREEMENT]

Zukerman Gore & Brandeis, LLP

By /s/ Clifford A. Brandeis
   -----------------------------------------------------------------------------
Name Clifford A. Brandeis
     ---------------------------------------------------------------------------
Title Partner
      --------------------------------------------------------------------------
Date 12/8/04
     ---------------------------------------------------------------------------



BMM INternational Pty limited

By /s/ James Sargeant
   -----------------------------------------------------------------------------
Name James Sargeant
     ---------------------------------------------------------------------------
Title Vice President
      --------------------------------------------------------------------------
Date 12/8/04
     ---------------------------------------------------------------------------

Notice Address:
37-41 Prospect Street
---------------------------------
Box Hill, Victoria 3128 Australia
---------------------------------

---------------------------------
Attn: James Sargeant
    -----------------------------
Facsimile No. 61 3 9899 6277
             --------------------

               [AMENDED AND RESTATED SOURCE CODE ESCROW AGREEMENT]


GAMING AND ENTERTAINMENT TECHNOLOGY,
PTY LIMITED ACN091 098985

/s/ Tibor N. Vertes
---------------------------------------------

Name Tibor N. Vertes
     ----------------------------------------

Title Chief Executive Officer
      ---------------------------------------

Date 12/8/04
     ----------------------------------------

Notice Address: 77 Pacific Hwy., Level 8

North Sydney, NSW, Australia 2060



Attn: Chief Executive Officer
      ---------------------------------------

Facsimile No. 612 8918 1122
              -------------------------------







               [AMENDED AND RESTATED SOURCE CODE ESCROW AGREEMENT]

                            Escrow Agent Fee Schedule


The Escrow Agent may charge the following fees:

1. a one off procurement and configuration cost to establish the escrow of AUD 2000 plus the actual costs incurred of any hardware required to establish and maintain the escrow;

2. an annual fee of AUD 1500 to maintain the Source Materials in escrow payable on signing of this agreement and each anniversary thereof;

3. a fee for the performance of integrity testing and reporting for each software deposit into escrow of AUD 2000 payable on receipt by the Licensee of each report;

4.    on release from escrow of:

      (a) the most recent formal release of the Source Materials lodged with the Escrow Agent pursuant to Sections 2.1, 2.2 and 2.4, a fee of AUD 2000; and

      (b) those parts of the back-up media lodged with the Escrow Agent pursuant to Section 2.3 that relate to the Source Materials, a fee charged at the Escrow Agent's usual rates for the time properly and reasonably expended and the materials reasonably and properly used by the Escrow Agent in extracting those parts, plus any reasonable additional costs properly incurred by the Escrow Agent in connection with any release from escrow, which may comprise courier fees and legal advice to ensure compliance by the Escrow Agent with the terms of this Agreement.